ASG GLOBAL ALTERNATIVES FUND

ASG GLOBAL MACRO FUND

ASG MANAGED FUTURES STRATEGY FUND

ASG TACTICAL U.S. MARKET FUND

Supplement to the Summary Prospectuses and Prospectuses of ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund and ASG Tactical U.S. Market Fund (the “Funds”), each dated May 1, 2015, as may be revised and supplemented from time to time.

On March 13, 2015, the Board of Trustees (the “Board”) of Natixis Funds Trust II (the “Trust”) approved the termination of each of the respective subadvisory agreements by and among the Trust, on behalf of each of the Funds, AlphaSimplex Group, LLC (“AlphaSimplex”) and Reich & Tang Asset Management, LLC (“Reich & Tang”), effective at the close of business on May 15, 2015.

Effective May 15, 2015, AlphaSimplex will assume portfolio management responsibility for the money market portions of the Funds previously managed by Reich & Tang. Mr. Robert Rickard will continue to manage the money market portions of the Funds and will leave Reich & Tang to join AlphaSimplex. Mr. Rickard is expected to use the same investment strategy and process going forward in managing the Funds’ assets.

With the termination of each respective subadvisory agreement, the advisory fees paid to AlphaSimplex will no longer be reduced by the amount of subadvisory fees payable to Reich & Tang. However, the termination of the subadvisory agreements will not result in any changes to the amount of fees paid by shareholders of the Funds.